Item 1: Report to Shareholders

New Asia Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Asian stock markets posted outstanding returns for the 6- and 12-month periods ended April 30, 2006, led by excellent results in India, South Korea, and China. The region’s strong economic growth, which has translated into higher corporate revenues and earnings, improving balance sheets, and significant free cash flow, has fueled gains across Asia. While we are somewhat concerned about how far prices have climbed and the valuations of some companies we own, we are nonetheless pleased to report our recent performance.

As shown in the table, the New Asia Fund trailed the MSCI All Country Asia Ex-Japan Index and the Lipper Pacific Ex-Japan Funds Average in the first half of our fiscal year but outperformed both benchmarks for the 12-month period. Positive stock selection and our large country weighting in India, coupled with good stock selection, especially among technology companies in Taiwan, powered your fund’s strong returns. China has been one of the best-performing Asian markets for the past six months, and our low exposure there hurt our results versus our peer group and the benchmark index. Although this performance is gratifying, it’s important to remember that returns of this magnitude are unusual and cannot be sustained over the long term. We remain upbeat about the prospects for emerging markets in Asia, but we feel it is important to remind shareholders that investments in emerging markets are appropriate for only a portion of their investment portfolios.

MARKET AND PORTFOLIO REVIEW

All of the major countries in Asia posted exceptional market gains for the past six and 12 months. Investors have continued to make significant investments in the region, on the belief that these markets’ stronger economic growth, improving underlying fundamentals, and potentially higher returns more than offset the risks of higher inflation and interest rates.

Thanks largely to China’s and India’s recent explosive economic growth, the Asian economies are growing faster than in other parts of the world. Their prodigious appetite for energy and raw materials and large manufacturing output will influence worldwide economies for decades to come, and we have structured our portfolio to take advantage of this growth. For example, the importance of the increasing dominance of China’s economy in the region is spilling over into Hong Kong and Taiwan and should not be underestimated. Many firms in these two countries have sizable investments in mainland China, especially as their domestic businesses reached maturity and saturation. The “pull” of Taiwanese and Hong Kong companies into China is starting to be reflected in our portfolio. Longer term, we expect to view our exposure to these three stock markets not so much as separate countries but as forming our “Greater China” exposure. Investors should note that as of the end of April, our Greater China allocation stood at approximately 30% of the portfolio’s assets.

Undervalued Asian currencies is another theme we are closely monitoring. Since last October, Asian currencies have appreciated versus the U.S. dollar. Because our investments are largely in these currencies, the appreciation contributed to your fund’s performance. We believe that many Asian currencies are still undervalued relative to most world currencies but especially relative to the U.S. dollar. While this has been true for many years, Asian central banks are now choosing to allow—either explicitly or implicitly—their currencies to appreciate against the dollar. We think this is a multiyear trend, and it has prompted us to focus on companies that are tilted toward the domestic consumer and away from export-oriented businesses.

Regional stock markets have rallied at a torrid pace for the past three years. Strong Asian economic growth has helped propel the earnings of many of the fund’s holdings. Although the recent surge in earnings has provided some fundamental support for surging share prices, valuations of companies in several markets reached levels that made us uncomfortable. As a result, we did some major housecleaning over the past six months—eliminating several holdings that we viewed as fully appreciated, trimming positions where we saw limited upside, and redeploying the proceeds. The shift has boosted the portfolio’s turnover ratio somewhat this period, but we believe this will be a short-term phenomenon. With the help of our talented team of research associates, we continue to seek companies where we see solid long-term growth at reasonable prices.

India
India is a good example of a promising market where careful stock picking in necessary. Our overall exposure to this market reached nearly 30% of the fund due to some spectacular gains. While we retain a positive outlook on the Indian economy, we have become concerned with what seems to be an excessive flow of “hot money” into this market. This capital influx appears to be driving share prices to levels that we believe are not commensurate with realistic earnings expectations—particularly since Indian interest rates are also rising. As a result, we sold National Thermal Power Corp. and Gas Authority of India, where we believe current stock prices have discounted future growth by a wide margin. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

We are also concerned about India’s real estate market. Although the long-term trend favors higher real estate values, property prices in some of India’s biggest cities, including Bombay, Delhi, and Bangalore, have been rising to speculative levels. The Reserve Bank of India has attempted to control speculation and deflate the bubble by increasing the reserves banks need for making real estate loans. These actions have had virtually no effect so far, and we are concerned that much stronger measures may be required to ensure that the real estate market can grow at a sustainable pace.

This speculative frenzy also caused the shares of virtually any company that owns real property in India to move up sharply, even if that company’s core business is not real estate. Mahanagar Telephone Nigam and VSNL fall into this category. We sold our entire holding in Mahanagar. Although the market chose to focus on its real estate value, we were concerned about its lofty valuation. We also significantly reduced our exposure to VSNL. While we still think management can extract value from integrating all of its recently acquired companies, we also believe that the market has more than factored this potential into the share price.

We also decided to trim our position in Mahindra Gesco Developers, a more difficult decision for us as we still think this real estate developer has a bright future. However, the valuations had become extremely stretched by virtually every measure.

We were also worried about the market’s expectations for product prices and demand in cyclical areas, which prompted us to sell our holding in Gujarat Ambuja Cements. Although high oil prices should be positive for Oil & Natural Gas (ONGC) since this increases the value of its assets, we are concerned about the growing burden the company has to bear as part of the Indian government’s policy to combat inflation. Since policymakers won’t allow the company to pass on the higher cost of oil to its consumers, we decided to sell our ONGC position. We feared the appreciating rupee and rising staffing costs would be negatives for global supply chain manager Infosys Technologies and I-Flex Solutions, a comprehensive IT manager for the financial services industry. Although we believe both companies have excellent management teams, we took advantage of market strength to sell our entire position in Infosys and reduce our exposure to I-Flex.

Despite these concerns, we have invested in companies set to benefit from a number of positive developments in India. A strong economy and job market have supported consumers. We added three Indian firms over the past six months that should all benefit from Indian households’ greater purchasing power. Marico is a major player in the hair care market and has a burgeoning spa business, which holds promise in an environment of rising incomes. Management is committed to growing and broadening the business. McDowell & Company is not only India’s largest spirits firm but also one of the biggest in the world. The company bought its closest competitor, giving it undisputed leadership in the domestic market; this should help to stop costly promotional activity and discounting. We also added a sizable position in Sun TV, India’s most profitable broadcaster. Although this holding did not come cheap, we have confidence in the ability of the company’s extremely focused management to use its dominant position in southern India to drive the conversion of its main channels from free to pay TV. We also added to our position in Power Trading Corp. of India when negative news about the power trading industry drove shares down creating a buying opportunity for long-term investors like us.

South Korea
Based on our belief that the South Korean won will continue to appreciate, we reduced our exposure to exporters—particularly those involved in consumer electronics, autos, and semiconductors—in favor of companies that focus on the domestic market or in other Asian markets. We sold LG Electronics and LG Phillips and considerably reduced our stake in Samsung Electronics, historically one of the fund’s largest holdings. In addition to the headwind of a stronger currency, we believe Samsung Electronics will have increasing difficulty sustaining its growth levels. The company has already achieved dominance in its major divisions and faces greater competition in the mobile handset market. We also reduced our position in Hyundai Motor preferred stock on concerns that a strong won will make it more difficult for the firm to improve its operating margins in a highly competitive auto market.

In place of some of the more traditional technology companies we have owned in the past, we established positions in CDNetworks, a traffic manager for innovative Internet companies in South Korea and Japan, and CJ Home Shopping, the dominant home and Internet shopping firm in South Korea. We also bought Lotte Shopping, one of Korea’s largest hypermarket and department store operators, and Kangwon Land, the highly profitable operator of the country’s largest resort and casino complexes. Given the favorable regulatory environment for telecommunications companies, we also added KT Freetel, which could benefit as management addresses the company’s inefficient capital structure. While we retained our holdings in Kookmin Bank and Shinhan Financial, two of the country’s largest banks, we decided to sell Woori Finance Holdings over concerns about the lack of progress in integrating its acquisitions. Other domestically oriented firms that we added include CJ CGV, the country’s largest cinema operator, consumer products retailer LG Household & Health Care, electronic security company S1 Corporation, water purification firm Woongjin Coway, and media and gaming conglomerate Orion.

China, Hong Kong, and Taiwan
We are making a concerted effort to identify, research, and value quality companies in China, particularly as access to that market becomes easier for foreign investors. China has decided to liberalize regulations governing foreign investment into its domestic A-share market, a development that we are following very closely with an eye to possibly applying for Qualified Foreign Institutional Investor (QFII) status. Because of China’s immense size, the depth of listed companies available, and the likely strength of its currency, the renminbi, we think this could evolve into one of the most attractive markets in Asia.

In Hong Kong, as in South Korea, we have been active buyers and sellers. We sold many of our investments in firms whose businesses are largely limited to Hong Kong or whose capital structures we believe would not allow them to exploit the opportunities in the China region. Sales included Swire Pacific, Cross-Harbour Holdings, Chinese Estates, Panva Gas, CSMC Technologies, ZTE, China Metal International, The Grande, Kingboard Chemicals, and Next Media.

Until this reporting period, we did not own any of the large growth companies operating in China’s rapidly developing capital markets, and it hurt our relative performance. We have added China’s two large life insurers Ping An Insurance and China Life. Both firms have been focusing on improving the quality of their sales force and product mix, and we believe they will benefit as returns in China’s domestic capital markets improve from a very low base. Because we are bullish on the prospects for the development of China’s financial services sector, we also bought Tokyo-listed Xinhua Finance, the largest provider of financial data on China’s growing capital markets. Bank reform in China is also gathering momentum. Although we retain a cautious outlook on China’s large banks, we are much more optimistic about the probability of success for smaller lenders. We have also added Public Financial Holdings in Hong Kong, which is a highly profitable player in consumer finance and small- and medium-enterprise lending.

Although Chinese authorities’ ongoing attempts to clamp down on property speculation have recently spooked the markets, we think these measures will actually ensure the long-term sustainability of real estate markets in China. China appears to be in the early stages of a long-term housing boom needed to satisfy decades of pent-up demand. We recently bought Agile Property, a real estate developer in Southern China, and Sun Hung Kai Properties of Hong Kong, which is benefiting from Hong Kong’s recovering pricing environment and is building a high-quality portfolio of residential and retail properties on the mainland. Growth in the housing market should also spur a recovery in the domestic market for cement, which has been suffering from a severe downturn in prices caused by overcapacity. However, large Chinese companies with modern plant and equipment such as Anhui Conch Cement and Taiwan Cement are rapidly overtaking small, poorly capitalized firms with obsolete facilities. We remain optimistic on the long-term growth prospects for these firms and are attracted by their low valuations.

We believe the outlook for Chinese companies in the infrastructure sector is also bright. In power generation, the regulation picture is becoming more predictable and increasingly favorable for producers. We recently added Huadian Power and Guangdong Electric Power as we believe that we have seen the worst of industry capacity increases, and valuations are very attractive.

We have also begun to build up our exposure to Chinese consumers, although we have been troubled by the high valuations of consumer companies, particularly retailers. We bought President Chain Store of Taiwan, which has excellent and growing operations in its home market and stands to benefit from the retailing revolution away from mom-and-pop shops to large-scale organized restaurants and stores. The company is the franchisee for 7-Eleven Stores in Taiwan and Starbucks Coffee in Shanghai and Taiwan. We also bought back Television Broadcasts of Hong Kong, the largest owner of Chinese language content for television. Its valuations have become more reasonable, and the company is making headway in China.

In Taiwan, we significantly reduced our technology exposure, in part because of our concern about undervalued Asian currencies, and also because we find valuations are no longer as attractive, particularly relative to non-tech Taiwanese companies. We took profits in FoxConn Technology and High Tech Computer and sold niche tech firms Acer, Advantech, and Delta Electronics and do-it-yourself tools exporter Basso Industry.

We’ve endured a long-running real estate bear market in Taiwan, and we believe the larger real estate and financial services firms that languished for many years now trade at attractive valuations. We added Cathay Financial, Taiwan’s largest life insurer, and Chinatrust Financial Holdings, one of the region’s largest banking groups. Property prices in Taipei are showing signs of picking up and we are eyeing several stocks that should benefit from a recovering real estate market.

Other Asian Countries
In Singapore, Malaysia, and Thailand, we have concentrated our holdings in companies with strong regional businesses and trimmed some of our smaller-cap companies where valuations had become rich or where the companies’ operating performance had fallen short. In Singapore, we reduced our position in GES International and Venture Corp. Both have been disappointing in their ability to sign up new customers and secure new revenue pools. We also sold our real estate holdings, such as A-REIT and Mapletree Logistics Trust, because we believe that valuations relative to their underlying assets can no longer be justified given their slowing growth prospects. We also took profits on Singapore Land following strong gains due to rising office property lease renewals. Ratchaburi Electricity in Thailand has been a disappointment. Despite trading at low valuations, reform in the power sector has not materialized, which is a major constraint for the company’s growth and has prompted our decision to sell.

After avoiding the market for many years, we added two holdings in the Philippines. We bought Universal Robina, a snack and confectionary firm, which we think is one of the most promising consumer firms in Southeast Asia. We also took a position in International Container Terminal Services, which has port operations in attractive emerging markets such as Brazil and Poland. We also added to several existing positions: Malaysian-listed IJM, the owner of a large, attractive, and significantly undervalued businesses in infrastructure and real estate in India; Singaporean-listed Olam International, a global logistic and sourcing firm in agricultural commodities; and Malaysian-listed Air Asia, Southeast Asia’s largest and fastest-growing low-cost airline.

OUTLOOK

In the medium term, we still expect the Asian markets to be buffeted by currents in global markets. One of the largest potential concerns for Asia is the overall outlook for global inflation and investor capital flows. Should the outlook for inflation worsen significantly or global capital flows see any disruption, the short-term performance of Asian markets could be adversely affected. We retain our positive outlook for Asian growth over the long term, however, and we expect market corrections to provide us with opportunities to add to attractively priced growth companies at compelling valuations. This is particularly true in India and the China region, which we believe will increasingly drive the investment universe in Asia.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 18, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia Ex-Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 11.31	$ 8.82	$ 8.14	$ 5.68	$ 5.11	$ 7.12
Investment activities						
Net investment income	0.09	0.15	0.10	0.06	0.03	0.03
Net realized and unrealized gain (loss)	3.24	2.39	0.65	2.44	0.54	(2.04)
Total from investment activities	3.33	2.54	0.75	2.50	0.57	(2.01)
Distributions						
Net investment income	(0.12)	–	(0.06)	(0.04)	–	–
Net realized gain	(0.72)	(0.05)	(0.01)	–	–	–
Total distributions	(0.84)	(0.05)	(0.07)	(0.04)	–	–
NET ASSET VALUE						
End of period	**$ 13.80**	**$ 11.31**	**$ 8.82**	**$ 8.14**	**$ 5.68**	**$ 5.11**
Ratios/Supplemental Data						
Total return^	**30.92%**	**28.91%**	**9.28%**	**44.30%**	**11.15%**	**(28.23)%**
Ratio of total expenses to average net assets	1.05%†	1.05%	1.09%	1.17%	1.17%	1.22%
Ratio of net investment income to average net assets	1.47%†	1.38%	1.12%	1.06%	0.53%	0.49%
Portfolio turnover rate	98.0%†	55.9%	72.3%	71.7%	72.0%	49.0%
Net assets, end of period (in millions)	$ 1,844	$ 1,286	$ 877	$ 826	$ 562	$ 527

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
CHINA 9.0%		
Common Stocks 9.0%		
Agile Property (HKD) (1)(2)	15,480,000	11,880
Anhui Conch Cement (HKD) (1)(2)	8,142,000	14,072
China Insurance International (HKD) (1)(2)	4,616,000	2,500
China Life Insurance (HKD) (1)	13,543,000	18,341
China Metal International (HKD) (1)	7,604,000	3,335
China Resources Enterprise (HKD) (2)	3,574,000	7,698
CSMC Technologies (HKD) (1)	56,065,000	2,892
Guangdon Electric Power (HKD)	12,751,396	6,102
Huadian Power International (HKD)	46,560,000	12,761
PetroChina (HKD)	24,022,000	26,491
Ping An Insurance (HKD)	7,418,500	20,381
Sina (USD) (1)(2)	347,400	9,189
Tencent Holdings (HKD) (1)	7,868,000	15,882
Wumart Stores (HKD)	77,000	253
Xinhua Finance (JPY) (1)	11,515	10,526
ZTE (HKD) (1)(2)	849,800	2,905
Total China (Cost $150,339)		165,208
HONG KONG 8.3%		
Common Stocks 8.3%		
Chinese Estates Holdings (2)	2,392,000	3,101
Cross Harbour Holdings	4,657,000	3,994
Esprit Holdings	1,760,001	14,097
Grande Holdings	7,394,000	5,579
Hutchison Telecommunications (1)	5,346,000	9,446
Li & Fung	5,646,000	13,399
Lifestyle International	3,921,000	6,600
Link, REIT (1)	5,000,000	10,996
Moulin Global Eyecare (1)	6,276,000	—
Next Media	5,860,000	2,948
NWS Holdings (2)	3,911,000	7,138
Public Financial Holdings	32,030,000	27,059
Shun Tak Holdings (2)	3,472,000	4,433
Sun Hung Kai Properties	2,580,000	29,450

Television Broadcasts	2,348,000	14,673
Total Hong Kong (Cost $126,019)		152,913

INDIA 25.0%

Common Stocks 25.0%

Arvind Mills	4,454,970	9,033
Balaji Telefilms (1)	2,480,923	9,674
Ballarpur Industries	4,582,392	13,136
Bharti Televentures (1)	1,512,000	14,120
CESC (1)	2,583,300	18,310
Exide Industries	2,503,708	15,397
Financial Technologies	1,467,893	59,527
Gail India	1,499,013	9,670
Gateway Distriparks (1)	1,385,382	7,413
GlaxoSmithKline Consumer	996,008	13,558
GlaxoSmithKline Pharmaceutical	1,087,076	33,243
Great Eastern Shipping	1,626,455	9,640
Gujarat Ambuja Cements	4,420,994	11,461
Gujarat Mineral Development	392,461	3,376
Himatsingka Seide (1)	2,695,370	8,402
I-Flex Solutions	297,370	7,984
Igarashi Motors (Lock-up six months) (1)(3)	600,000	2,370
Igarashi Motors (Lock-up one year) (1)(3)	425,000	1,679
IL & FS Investsmart (1)	1,794,395	7,988
Mahindra Gesco Developers (1)	1,270,100	22,640
Marico	1,786,000	21,688
McDowell & Company GDR (USD) (1)	2,693,000	23,422
Mid-Day (1)	1,460,000	2,314
Moser-Baer	2,392,210	11,990
Novartis India	610,111	7,236
Petronet LNG (1)	9,004,800	11,898
Power Trading Corp. of India (3)	10,444,940	13,475
PVR (1)(3)	55,643	394
PVR (Lock-up shares) (1)(3)	1,000,000	6,377

SREI Infrastructure Finance	5,175,000	6,100
Sun TV (1)	742,714	21,100
Suzlon Energy	1,020,800	26,012
Television Eighteen India (3)	1,261,492	19,680
Videsh Sanchar	1,062,272	9,868
Total India (Cost $278,191)		460,175

MALAYSIA 5.7%

Common Stocks 5.7%

Air Asia (1)	26,563,900	12,826
Astro All Asia (Ordinary shares)	9,241,000	11,677
Bumiputra Commerce (1)	8,994,535	15,634
Bursa Malaysia	8,699,700	15,721
IJM	14,823,500	23,925
IJM, Warrants, 7/10/10 (1)	1,400,760	406
Lion Diversified	5,459,200	7,079
Redtone International (3)	17,110,800	4,060
Transmile Group	3,878,400	14,125
Total Malaysia (Cost $85,557)		105,453

PHILIPPINES 0.7%

Common Stocks 0.7%

International Container Terminal Services (1)	3,102,100	735
Universal Robina	29,200,735	12,847
Total Philippines (Cost $10,561)		13,582

SINGAPORE 8.4%

Common Stocks 8.4%

Capitamall Trust, REIT	7,599,150	11,488
Chartered Semiconductor (1)	9,420,000	10,725
GES International	4,680,000	2,931
Goodpack	6,792,000	8,162
Goodpack, Warrants, 2/14/07 (1)	849,000	451

Mobileone	5,781,000	7,862
Olam International	19,840,000	20,329
Singapore Exchange	4,298,000	11,690
Singapore Land	753,000	3,286
Singapore Post	14,465,000	10,339
Singapore Telecommunications	11,732,000	20,332
Starhub	13,636,000	19,320
The Ascott Group	13,308,000	9,259
Venture	902,000	7,702
Yellow Pages (3)	11,683,000	11,749
Total Singapore (Cost $119,852)		155,625

SOUTH KOREA 23.7%

Common Stocks 21.1%

Amorepacific	43,020	15,804
CDNetworks (1)	270,450	9,434
CJ CGV	344,240	9,489
CJ Home Shopping	162,014	18,551
Hanjin Heavy Industries & Construction	440,500	13,731
Hankook Tire	581,280	8,751
Hyundai Motor	86,830	7,632
Kangwon Land	1,288,020	26,492
KKC	76,640	17,348
Kookmin Bank	665,576	59,628
KT Freetel	305,700	10,161
LG Electronics	125,670	10,406
LG Household & Health Care	147,870	11,805
Lotte Shopping	63,155	26,381
LS Industrial (1)	394,960	14,949
NCsoft (1)(2)	146,470	12,268
Orion	52,142	13,655
Plantynet	189,460	4,550
S1 Corp.	202,850	9,054
Samsung Electronics	68,602	46,840
Shinhan Financial	330,700	16,479

Shinsegae	34,730	16,975
Woongjin Coway	298,380	8,858
		389,241
Preferred Stocks 2.6%		
Hyundai Motor	387,970	22,952
Samsung Electronics	45,860	24,846
		47,798
Total South Korea (Cost $277,758)		437,039

SRI LANKA 0.8%

Common Stocks 0.8%		
Dialog Telekom (1)	71,680,900	14,992
Total Sri Lanka (Cost $13,944)		14,992

TAIWAN 10.9%

Common Stocks 10.9%		
Advantech	1,014,811	2,783
Basso Industry	613,686	1,100
Cathay Financial Holdings	9,299,000	20,838
Chinatrust Financial Holdings	9,508,000	7,807
Far Eastern Textile	12,286,219	11,282
Formosa International Hotels (1)	3,871,000	9,415
Himax Technologies ADR (USD) (1)	974,400	8,672
Hon Hai Precision	2,795,629	18,969
President Chain Store	3,346,000	8,369
Taiwan Cement	19,860,000	15,561
Taiwan Semiconductor	30,663,000	65,445
Test Rite	12,114,723	9,075
Uni-President Enterprises	15,005,000	11,310
Zyxel Communications	5,062,740	9,409
Total Taiwan (Cost $176,672)		200,035

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,273,150)	$ 1,753,173
Affiliated companies (cost $58,505)	72,327
Total investments in securities	1,825,500
Receivable for investment securities sold	63,741
Foreign currency (cost $24,033)	24,129
Receivable for shares sold	3,370
Dividends and interest receivable	2,873
Cash	1,351
Other assets	2,678
Total assets	1,923,642
Liabilities	
Payable for investment securities purchased	39,340
Obligation to return securities lending collateral	34,263
Investment management fees payable	1,194
Payable for shares redeemed	511
Due to affiliates	88
Other liabilities	4,615
Total liabilities	80,011
NET ASSETS	**$ 1,843,631**
Net Assets Consist of:	
Undistributed net investment income	$ 11,096
Undistributed net realized gain	144,421
Net unrealized gain	493,925
Paid-in capital applicable to 133,609,603 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,194,189
NET ASSETS	**$ 1,843,631**
NET ASSET VALUE PER SHARE	**$ 13.80**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $128,000 for the six months ended April 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 96% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $33,020,000; aggregate collateral consisted of $34,263,000 in the money market pooled account and U.S. government securities valued at $3,436,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $873,839,000 and $735,242,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

At April 30, 2006, the cost of investments for federal income tax purposes was $1,331,655,000. Net unrealized gain aggregated $493,925,000 at period-end, of which $520,212,000 related to appreciated investments and $26,287,000 related to depreciated investments.

On February 7, 2006, the fund’s Board of Directors approved a one-time payment of $933,000 to the U.S. Internal Revenue Service to settle excess foreign tax withholdings reported to shareholders.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2006, the fund had a capital gain tax payable of $774,000, no deferred tax liability, and $2,162,000 of capital loss carryforwards that expire in 2011.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides sub-accounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $45,000 for Price Associates, $664,000 for T. Rowe Price Services, Inc., and $38,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $7,000 of Spectrum Funds’ expenses, of which $4,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2006, approximately 1% of the outstanding of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006